THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                       INTERNAP NETWORK SERVICES CORPORATION

                         WARRANT FOR THE PURCHASE OF STOCK


No. 1999-C_                                                      _______  Shares


      FOR VALUE RECEIVED, INTERNAP NETWORK SERVICES CORPORATION, a Washington corporation (the "Company"), with its principal office at 601 Union Street, Suite 1000, Seattle, WA 98101, hereby certifies that _______________ ("Holder"), as a lender under the Credit Agreement dated as of September 23, 1999 (the "Credit Agreement") among the Company, the lenders party thereto (the "Lenders") and S.L. Partners, Inc., as agent for such Lenders, or Holder's assigns, in consideration for a loan and other financial accommodations, is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time on or before 5:00 p.m. (Washington Time) December 31, 2004 (the "Expiration Date"), the number set forth above of fully paid and nonassessable shares of common stock of the Company (the "Common Stock"), subject to adjustment as hereinafter provided. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

      Holder may purchase such number of shares of Common Stock at a purchase price of $20 per share (as adjusted pursuant to Section 5 hereof).

      The shares of Common Stock deliverable upon the exercise of this Warrant, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares." The applicable purchase price of the Warrant Shares is sometimes hereinafter referred to as the "Exercise Price."

      The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The term "Common Stock" shall mean the aforementioned Common Stock of the Company together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

      SECTION 1.  EXERCISE OF WARRANT.

            (a) This Warrant may be exercised in whole or in part on any business day on or prior to the Expiration Date. This Warrant shall be exercised, if at all, by presentation and surrender hereof to the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

            (b) In addition to and without limiting the rights of Holder under any other terms set forth herein, Holder shall have the right, upon written request by Holder delivered or transmitted to the Company together with this Warrant, to exchange this Warrant, in whole or in part on or before the Expiration Date, for the number of Warrant Shares having an aggregate current market price on the date of such exchange (determined as provided in Section 5(b) below) equal to the difference between (a) the aggregate current market price on the date of such exchange (determined as aforesaid) of a number of Warrant Shares designated by Holder, and (b) the aggregate Exercise Price Holder would have paid to the Company to purchase such designated number of Warrant Shares upon exercise of this Warrant. Upon such exchange, the number of Warrant Shares purchasable upon exercise of this Warrant shall be reduced by such designated number of Warrant Shares and, if a balance of purchasable Warrant Shares remains after such exchange, the Company shall execute and deliver to Holder a new Warrant evidencing the right to purchase such balance of Warrant Shares; PROVIDED, that no fractional shares shall be issuable upon such exchange, and if the number of Warrant Shares determined in accordance with the foregoing formula is other than a whole number, the Company shall pay Holder an amount by check, determined in accordance with the provisions of Section 3.

      SECTION 2. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than as provided in the Company's Articles of Incorporation and any restrictions on sale set forth herein or pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

                                     2.

      SECTION 3. FRACTIONAL INTEREST. The Company will not issue a fractional share of a Warrant Share upon exercise of a Warrant. Instead, the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the current market price of a full share by the fraction of a share and round the result to the nearest cent.

      The current market price of a Warrant Share for purposes of this Section 3 is determined as provided in Section 5(b) below.

      SECTION 4.  ASSIGNMENT OR LOSS OF WARRANT

            (a) Except as provided in Section 8, Holder shall be entitled, without obtaining the consent of the Company, to assign its interest in this Warrant in whole or in part to any person or persons. Subject to the provisions of Section 8, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment (any such assignee will then be a "Holder" for purposes of this Warrant) and, if Holder's entire interest is not being assigned, in the name of Holder, and this Warrant shall promptly be canceled.

            (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      SECTION 5. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the beginning of certain events, as follows:

            (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If at any time after the date of this Warrant, the Company:

                        (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                        (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

                        (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                        (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                                     3.

                        (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that Holder may receive upon exercise of this Warrant and payment of the same aggregate consideration the number of shares of capital stock of the Company which Holder would have owned immediately following such action if Holder had exercised this Warrant immediately prior to such action.

      The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

            (b) CURRENT MARKET PRICE. The current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for the thirty (30) consecutive trading days commencing forty-five (45) trading days before the date in question or, if the Common Stock shall not have been traded for such thirty (30) consecutive trading days, such period of time up to thirty (30) trading days. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by the Nasdaq National Market, or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if the Common Stock is neither traded on the Nasdaq National Market nor on a national securities exchange, the price referred to above shall be the price reflected on the Nasdaq National Market, or if the Common Stock is not then traded on the Nasdaq National Market, the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function or, if the Common Stock is not then traded on the over the counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function, the price referred to above shall be the fair market value as determined by the Company's Board of Directors.

            (c) MINIMUM ADJUSTMENT. No adjustment in the Exercise Price of this Section 5 shall be required unless such adjustment would require an increase or decrease of at least twenty-five cents ($.25) in such Exercise Price; PROVIDED, HOWEVER, that any adjustments which by reason of this subsection are not required to be made, shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest share, as the case may be.

            (d) DEFERRAL OF ISSUANCE OR PAYMENT. In any case in which an event covered by this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the occurrence of such event (i) issuing to Holder, if this Warrant is exercised after such record date, the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, and (ii) paying to Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

            (e) WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for a change in the par value or no par value of the Common Stock. To the extent this Warrant becomes

                                     4.

exercisable into cash, no adjustment need be made thereafter as to the cash, and interest will not accrue on the cash.

            (f)   NOTICE OF CERTAIN ACTIONS.  In the event that:

                        (1) the Company shall authorize the issuance to all holders of its Common Stock of rights, warrants, options or convertible securities to subscribe for or purchase shares of its capital stock or of any other subscription rights, warrants, options or convertible securities; or

                        (2) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company's capital stock for which the Exercise Price shall have been adjusted pursuant to subsection (a) of this Section 5 or cash dividends or cash distributions payable out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business); or

                        (3) the Company shall authorize any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the Common Stock outstanding), or of the conveyance or transfer of the properties and assets of the Company as an entirety or substantially as an entirety; or

                        (4) the Company is the subject of a voluntary or involuntary dissolution, liquidation or winding-up procedure; or

                        (5) the Company proposes to take any action (other than actions of the character described in subsection (a) of this Section 5) that would require an adjustment of the Exercise Price pursuant to this
Section 5;

then the Company shall cause to be mailed by first-class mail to Holder at least ten (10) days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date as of which the holders of Common Stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, or (y) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

            (g) NO ADJUSTMENT UPON EXERCISE OF WARRANT. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares upon exercise of this Warrant.

                                     5.

      SECTION 6. OFFICERS' CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 5, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairperson, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by Holder.

      SECTION 7. MERGER, CONSOLIDATION, SALE, REORGANIZATION OR LIQUIDATION. Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, reorganization or liquidation of the Company (collectively, a "Reorganization") prior to the Expiration Date, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Common Stock, this Warrant shall be canceled and all rights granted hereunder shall terminate; provided, however, that the Company shall have delivered to the Holder notice of the Reorganization in accordance with
Section 5 above and that the Holder shall have the right immediately prior to the Reorganization to exercise this Warrant.

      SECTION 8. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. This Warrant may not be exercised and neither this Warrant nor any of the Warrant Shares, nor any interest in either, may be offered, sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities and blue sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are acquired pursuant to a registration statement that has been declared effective under the Act and applicable blue sky laws, shall bear a legend substantially in the following form:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after the acquisition of such Warrant Shares pursuant to a registration statement that has been declared effective under the Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to

                                     6.

the restriction contained herein. The provision of this Section 8 shall be binding upon all subsequent holders of certificates for Warrant Shares bearing the above legend and all subsequent holders of this Warrant, if any.

      Notwithstanding the foregoing no registration statement or opinion of counsel shall be required in connection with (i) the transfer by the Holder of this Warrant as provided in Section 4.1(d) or Section 6.9 of the Credit Agreement, all such transfers being permitted without obtaining the consent of the Company or (ii) the transfer by a Holder of this Warrant or the Warrant Shares to any family member or any trust for the benefit of such Holder or any family member of such Holder.

      SECTION 9. MODIFICATION AND WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by Holder.

      SECTION 10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to Holder or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

      SECTION 11. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Washington, without regard to its conflicts of laws principles.

      IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of December 22, 1999.

                              INTERNAP NETWORK SERVICES CORPORATION


                              By:
                                 ----------------------------------------------
                                    Paul E. McBride, Vice President of Finance
                                      and Administration




                                     7.

                                   PURCHASE FORM


                                                      Dated ___________, _____


      The undersigned hereby irrevocably elects to exercise the within Warrant No. 1999-C_ to purchase ______ shares of _______________ Stock and hereby makes payment of $_____________ in payment of the exercise price thereof.



                                         ------------------------------------





                                     8.

                                  ASSIGNMENT FORM


                                                         Dated _________, _____



FOR VALUE RECEIVED, _____________ hereby sells, assigns and transfers unto ______________________________________________________________ (the "Assignee"),
          (please type or print in block letters)
________________________________________________________________________________
                                  (insert address)
its right to purchase up to _______ shares of ________________ Stock represented by this Warrant No. 1999-C_ and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.


                                         ------------------------------------





                                     9.